UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2025

IKENA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc.

645 Summer Street, Suite 101

Boston, Massachusetts 02210

(Address of principal executive offices, including zip code)

(857) 273-8343

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IKNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced, on December 23, 2024, Ikena Oncology, Inc., a Delaware corporation (“Ikena”), Insight Merger Sub I, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands and direct wholly owned subsidiary of Ikena (“Merger Sub I”), Insight Merger Sub II, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands and direct wholly owned subsidiary of Ikena (“Merger Sub II”), and Inmagene Biopharmaceuticals, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands (the “Inmagene”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub I will merge with and into Inmagene, pursuant to which Merger Sub I will cease to exist and will be struck off the Register of Companies by the Registrar of Companies in the Cayman Islands (the “Registrar of Companies”), with Inmagene surviving (the “Surviving Entity”) such merger as a direct, wholly owned subsidiary of Ikena (the “First Merger”), and immediately after the First Merger, the Surviving Entity will merge with and into Merger Sub II, pursuant to which Inmagene will cease to exist and will be struck off the Register of Companies by the Registrar of Companies, with Merger Sub II surviving such merger as a direct, wholly owned subsidiary of Ikena (the “Second Merger” and, collectively with the First Merger, as appropriate, the “Merger”).

In connection with the Company’s proposed entry into a Contingent Value Rights Agreement (the “CVR Agreement”) with Computershare Trust Company, N.A. (the “Rights Agent”), as contemplated by the Merger Agreement, Ikena today announced that its board of directors has approved the issuance of a one-time special dividend of one contingent value right (each, a “CVR”) for each outstanding share of Ikena common stock, par value $0.001 per share, held by Ikena stockholders of record as of the close of business on July 24, 2025.

Pursuant to the CVR Agreement, each holder of CVRs will be entitled to certain rights to receive (i) 100% of the net proceeds, if any, received by Ikena as a result of contingent payments (“Ikena CVR Payments”) made to Ikena, such as milestone, royalty or earnout payments, received under any disposition agreements related to Ikena’s pre-Merger assets (the “Ikena CVR Assets”) entered into prior to the Closing Date and (ii) 90% of the net proceeds, if any, received by Ikena as a result of Ikena CVR Payments received under any disposition agreement related to the Ikena CVR Assets, including but not limited to, IK-595, entered into after the closing date of the Merger (the “Closing Date”) and prior to the first anniversary of the Closing Date. Such proceeds will be subject to certain permitted deductions, including for applicable tax payments, certain expenses incurred by Ikena or its affiliates, and losses incurred or reasonably expected to be incurred by Ikena or its affiliates due to a third-party proceeding in connection with a disposition and certain wind-down costs.

The Ikena CVR Payments, if any, will become payable to the Rights Agent for subsequent distribution to the CVR holders. In the event that no such proceeds are received during the term of the CVR Agreement, holders of the CVRs will not receive any payment pursuant to the CVR Agreement. There can be no assurance that any CVR holders will receive any CVR Payments.

The foregoing summary of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of CVR Agreement, which was filed as Exhibit 10.1 to the Company’s Form 8-K filed on December 23, 2024 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, the ability of Ikena stockholders to receive CVRs and cash payments pursuant to the special dividend; the ability of Ikena to obtain milestone, royalty or earnout payments with respect to any Ikena CVR Asset; the ability of Ikena to enter into disposition agreements with respect to any Ikena CVR Assets; and the potential for the Merger to close and the timing of the closing of the Merger.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Ikena’s control. Ikena’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to closing of the Merger are not satisfied; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Ikena and Inmagene to consummate the proposed Merger; (iii) risks related to Ikena’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending Closing; (iv) the potential failure for holders of CVRs to receive any future payments; (v) the failure to achieve any of the applicable milestones, royalties and/or earnouts under the Ikena CVR Assets or the failure to receive any Ikena CVR Payments received under any disposition agreement related to the Ikena CVR Assets; (vi) the potential failure to satisfy other closing conditions to the Merger; (vii) risks related to unanticipated costs, liabilities or delays of the Merger; and (viii) the outcome of any legal proceedings related to the Merger. These and other risks and uncertainties are more fully described in periodic filings with the Securities and Exchange Commission (the “SEC”), including the factors described in the section titled “Risk Factors” in Ikena’s Annual Report on Form 10-K for the year ended December 31, 2024, Ikena’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and in proxy/prospectus filed by Ikena on June 11, 2025. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Ikena expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ikena Oncology, Inc.

Date: July 22, 2025	By:	/s/ Jotin Marango
Jotin Marango, M.D., Ph.D.
Chief Financial Officer, Chief Operating Officer and Head of Corporate Development